RULE 497(e)

33-87276

SUPPLEMENT DATED DECEMBER 15, 2008 TO

PROSPECTUSES DATED MAY 1, 2008

FOR

VARIABLE ESTATEMAX II AND VARIABLE ESTATEMAX III

ISSUED BY

THE PENN MUTUAL LIFE INSURANCE COMPANY

AND FUNDED THROUGH

PENN MUTUAL VARIABLE LIFE ACCOUNT I

THE PENN MUTUAL LIFE INSURANCE COMPANY

PHILADELPHIA, PA 19172

800-523-0650

IMPORTANT NOTICE

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

A.  In the section captioned “Summary of the Benefits and Risks of the Policy” the following language replaces the paragraph captioned “Five Year No-Lapse Feature.”

Seven Year No-Lapse Feature - Your Policy will remain in force during the first seven policy years, regardless of investment performance and your net cash surrender value, if the total premiums you have paid, less any partial surrenders you made, equal or exceed the “no-lapse premium” specified in your Policy, multiplied by the number of months the Policy has been in force.

B.  In the section captioned “Summary of the Benefits and Risks of the Policy” the following language replaces the paragraph captioned “Lapse”.

Lapse - Your Policy may terminate, or “lapse,” if the net cash surrender value of the Policy is not sufficient to pay policy charges (including payment of interest on any loan that may be outstanding under the Policy), the seven year no-lapse feature is not in effect, and you do not make additional premium payments necessary to keep the Policy in force. We will notify you of how much premium you will need to pay to keep the Policy in force. Subject to certain conditions, if the Policy terminates, you can apply to reinstate it within five years from the beginning of the grace period if both insureds are alive or one died prior to lapse.

C.  In the section captioned “What Payments Must I Make Under the Policy?” replace the last sentence in the sub-section captioned “Planned Premiums” with the following:

See Seven Year No-Lapse Feature and Lapse and Reinstatement below.

D.  In the section captioned “What Payments Must I Make Under the Policy?” replace the sub-section captioned “Five Year No-Lapse Feature” with the following:

Seven Year No-Lapse Feature

Your Policy will remain in force during the first seven policy years, regardless of investment performance and your net cash surrender value, if (a) equals or exceeds (b), where:

(a) is the total premiums you have paid, less any partial surrenders you made; and

(b) is the “no-lapse premium” specified in your Policy, multiplied by the number of months the Policy has been in force.

For Variable EstateMax III policies only, if you had increased the specified amount of insurance under your Policy during the first five policy years prior to December 15, 2008, we will extend the no-lapse provision by two additional years after the effective date of the increase.

For Variable EstateMax III policies only, if you had not previously increased the specified amount of insurance under your Policy during the first five policy years prior to December 15, 2008 and, on or after December 15, 2008, you increase the specified amount of insurance during the first seven policy years, the no-lapse period will be extended by seven policy years after the effective date of the increase.

The “no-lapse premium” will generally be less than the monthly equivalent of the planned premium you specified.

The seven year no-lapse feature will not apply if the amount borrowed under your Policy results in a policy loan amount in excess of the maximum loan amount. See What Is a Policy Loan? in this prospectus.

E.  In the section captioned “What Payments Must I Make Under the Policy?” replace the first sentence in the sub-section captioned “Lapse and Reinstatement” with the following:

If the net cash surrender value of your Policy is not sufficient to pay policy charges, and the seven year no-lapse feature is not in effect, we will notify you of how much premium you will need to pay to keep the Policy in force.

For Variable EstateMax III policies only, if you had increased the specified amount of insurance under your Policy during the first five policy years prior to December 15, 2008, we will extend the no-lapse provision by two additional years after the effective date of the increase.

For Variable EstateMax III policies only, if you had not previously increased the specified amount of insurance under your Policy during the first five policy years prior to December 15, 2008 and, on or after December 15, 2008, you increase the specified amount of insurance during the first seven policy years, the no-lapse period will be extended by seven policy years after the effective date of the increase.